                                                                    EXHIBIT 99.1



May 17, 2001



Securities and Exchange Commission
450 Fifth St., NW
Washington DC 20549

Re: Trimedyne, Inc.

Dear Sir/Madam:

On January 29, 2001 we filed our Proxy Statement. Such Proxy has not been mailed to shareholders. We request that this Proxy Statement be withdrawn.

Thank you.

Very Truly Yours,


/s/ SHANE H. TRAVELLER
----------------------
Shane H. Traveller
Chief Financial Officer

                                       1